UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2012

ADVANCED BIOENERGY, LLC

(Exact name of Registrant as Specified in Charter)

Delaware	000-52421	20-2281511
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 Norman Center Drive Suite 610 Bloomington, MN		55437
(Address of Principal Executive Offices)		(Zip Code)

763-226-2701

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 16, 2012, the Board of Directors of Advanced BioEnergy, LLC (the “Company”) reconstituted the Nominating Committee as the Governance and Nominating Committee, which is now comprised of the following individuals:

Joshua M. Nelson, Chairman

Scott A. Brittenham

John E. Lovegrove

Bruce L. Rastetter

Richard R. Peterson

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As stated below in Item 5.07, effective March 16, 2012, the Company’s members approved amendments to the Company’s Fourth Amended and Restated Operating Agreement (as amended and restated, the “Fifth Amended and Restated Operating Agreement”). The Company’s Fifth Amended and Restated Operating Agreement is being filed as an exhibit to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 16, 2012, the Company held its Regular Meeting of Members (the “Regular Meeting”). Of the Company’s 24,714,180 membership units outstanding and entitled to vote at the Regular Meeting, 19,480,829 membership units or 78.8% were present either in person or by proxy.

The following describes the matters considered by the Company’s members at the Regular Meeting, as well as the final results of the votes cast at the meeting.

1.	To approve a proposal amending and restating the Company’s Fourth Amended and Restated Operating Agreement.

For	Against	Abstain
19,026,827	275,649	178,353

2.	To set at eight the number of directors to be elected for a term of one year.

For	Against	Abstain
19,146,660	217,295	116,874

3.	To elect eight directors to serve for a period of one year and until their successors are elected and qualified.

Nominee	For	Withhold
Scott A. Brittenham	19,144,695	336,134
Jonathan K. Henness	19,339,265	141,564
John E. Lovegrove	19,336,392	144,437
Joshua M. Nelson	19,369,266	111,563
Bryan A. Netsch	19,378,810	102,019
Bruce L. Rastetter	19,366,766	114,063
Troy L. Otte	19,351,310	129,519
Richard R. Peterson	19,378,810	102,019

4.	To ratify the appointment of McGladrey & Pullen LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2012.

For	Against	Abstain
19,368,387	22,724	89,718

5.	To cast a non-binding advisory vote on executive compensation.

For	Against	Abstain
18,918,708	337,092	225,029

As a result, each nominee listed in Proposal 3 was elected as a director of the Company and Proposals 1, 2, 4 and 5 were approved.

Item 9.01	Financial Statements and Exhibits

The following exhibit is filed with this Form 8-K.

Exhibit No.	Description

3.2	Fifth Amended and Restated Operating Agreement of Advanced BioEnergy, LLC, effective as of March 16, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED BIOENERGY, LLC

By:	/s/ Richard R. Peterson
Richard R. Peterson
President, Chief Executive Officer and
Chief Financial Officer

Date: March 22, 2012